UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

JDD
Nuveen Diversified Dividend and Income Fund

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

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Portfolio Managers’

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, leads the Fund’s management team at the firm. Effective February 1, 2016 Thomas J. Ray, CFA was added as a portfolio manager to the Fund.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer and Chief Executive Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review economic and market conditions, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over 2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the U.S. Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets. However, after digesting the “shock,” U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower through the end of the reporting period.

Stocks moved sharply higher immediately following the U.S. elections on expectations that the incoming Trump administration will focus on domestic policies that will benefit business and the economy. This was in sharp contrast to consensus thought that a Trump win would lead to an immediate panic sell-off in the markets. (Dow futures initially sold off 800 points when it emerged that had he won the election). The Russell 1000® Value Index appreciated 7.1% in the thirty-six trading days after the November election, bringing its total return to 17.3%. A major catalyst for the rally was

6	NUVEEN

speculation that President-elect Trump will bring about tax reform, broad deregulation and boost fiscal spending (infrastructure) that will spur higher economic growth. This resulted in a major leadership change in the market as investors purchased banks and industrials and moved away from stable, dividend paying stocks including REITs, utilities, pharmaceuticals and consumer staples. The Russell value indexes outperformed growth for the reporting period, while small caps significantly surpassed their large and midcap counterparts as smaller companies are generally more levered to the domestic economy and more likely to benefit from potential tax relief given higher effective rates.

Overseas, the Japanese market was strong with the Nikkei 225 Stock Average Index surging 16.2% higher for the fourth quarter, driven partially by a decline in the yen and an increase in interest rates. The index was up a mere 0.4% for the full reporting period, however. The outlook for Japan looks more promising than it has been as the yen has weakened, economic conditions at home and abroad are improving and corporate profits are beginning to accelerate. Europe’s economy is also gaining ground, although political risks remain on the horizon with elections in France, Italy, Germany and the Netherlands taking place in 2017. Economic growth could be hurt if there is greater power going to populist parties (U.K. effect), and France and the Netherlands may vote to exit the European Union.

After largely retracing a mid-year pricing surge, REIT common equities still generated an attractive total return for 2016 in a highly volatile market period characterized by widely shifting expectations regarding the path for long-term interest rates and economic growth centered mainly around the U.S. national elections. Similar pricing patterns were evident in total returns for REIT senior fixed income securities during 2016, with year-end interest rate moves weighing most heavily on the pricing of longer duration perpetual preferred securities.

The loan market finished a strong year in which the asset class was positive for nine of the twelve months. The market was boosted by increased demand as the reality of rising rates was more evident and the London Interbank Offered Rate (LIBOR) returned to a level where much of the asset class was once again floating as floors were broadly crested. While technicals were certainly supportive to the asset class late in the reporting period, the outlook for loans remains constructive with default rates anticipated to remain benign and fundamentals continuing to be supportive. The broad leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced returns of 9.86% for the reporting period. Loan mutual funds reported an inflow of $10.5 billion during the fourth quarter to finish net positive $6.9 billion. Collateralized loan obligation (CLO) issuance totaled $57.8 billion for the quarter and $111.8 billion for 2016. Fourth quarter new issuance was $194.1 billion, driven by refinancing and repricing related activity, bringing the total to $485.4 billion, the largest annual total since 2013. The par-weighted U.S. default rate decreased to 1.49% in December 2016, and remains below the long-term average default rate.

Performance across the emerging markets fixed income sectors was positive during the reporting period. External sovereign debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, returned 10.15%; credit spreads for the index narrowed by 73 basis points (bps) to a level of 342 basis points by the end of the reporting period. Local markets debt also had positive performance during the reporting period, with the JPMorgan Government Bond Index – Emerging Markets (GBI-EM) posting a return of 9.94%; decreases in emerging markets interest rates primarily contributed to results. Appreciation of emerging markets currencies versus the U.S. dollar was also slightly additive.

What were the key strategies used to manage the Fund during this twelve-month reporting period ended December 31, 2016?

The Fund’s investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

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Portfolio Managers’ Comments (continued)

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. NWQ employs a value based approach in our bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside protection characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. NWQ has seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that they believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge. As of December 31, 2016, the real estate portfolio allocations were 98.4% common stocks and 1.6% cash equivalents.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among noninvestment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this twelve-month reporting period ended December 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2016. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2016, JDD underperformed the S&P 500® Index and its comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, underperformed its blended index given weakness in its health care and utilities holdings. There was positive performance in the industrials and financial sectors.

Geographically, the portfolio’s investments in Brazil, Belgium and Australia helped performance relative to the benchmark, while investments in the U.K., Israel and France detracted from performance. NWQ’s global, value based strategy provided plenty of opportunities to find not only attractive valuations, but high yields and a diversified portfolio.

Individual holdings that positively contributed to performance included financial services sector holding Unum Group. The company provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum Group and Colonial Life, reported increased operating income and better than

8	NUVEEN

expected third quarter results, despite some weakness in its U.K. segment. Time Warner Inc. contributed positively to performance as the company agreed to a takeover offer from AT&T. It had long been part of NWQ’s belief that Time Warner Inc., the only major media company with a single class shareholder structure and irreplaceable assets such as HBO and Warner Bros. would be an important part of a consolidating media landscape. While the spread to the deal price remains wide, they believe continued improving fundamentals at Time Warner and its positive positioning to any change in domestic tax policy limits downside should a deal not go through. Lastly, Latin American airliner, Copa Holdings S.A., rebounded strongly in 2016. After bottoming at mid-single digit margins in the second quarter of 2016, the company capped off 2016 with an operating margin guide of 15-17% for 2017, to which the stock reacted positively.

Positions that detracted from performance include financial services sector holding Barclays Plc. A key reason the company’s underperformance was the impact of Brexit. Although Barclays is a global company, it still has significant operations in the U.K. and is highly dependent on the U.K. and wider European economies for its growth. French utility holding Veolia Environment S.A. detracted from performance as third quarter earnings came in below expectations. Revenues contracted slightly versus expectations of an expansion as lower power prices and currency headwinds muted growth. Going forward NWQ believes the market will focus more on free cash flow, which is only marginally impacted by these factors. Lastly, Aviva PLC detracted from performance. Aviva is a British multi-national insurance company headquartered in London. During the reporting period, the company came under pressure from fears of the impact of Brexit.

The Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the reporting period was negligible.

Security Capital

The real estate portion of the Fund managed by Security Capital positively contributed to the Fund’s performance during the reporting period. Within the Fund’s common equity holdings, there were distinctive performance differences by major property type with underlying themes and influences reflecting company-specific factors, earlier period performance differentials, as well as shifting investor expectations colored by macro-economic trends. In this context, 2016 performance leaders by major property type were office, health care and mixed industrial/office. Outperformance among the office companies evidenced several themes, including West Coast focused companies, where supply/demand trends have been more favorable, in particular Hudson Pacific Properties Inc. and Douglas Emmett Inc. In addition, Washington, D.C. focused companies outperformed on signs of a bottoming in adverse conditions there and the hope that policy shifts may lift demand for space. In particular, within health care, strong stock selection highlighted by the Fund’s significant investment in Senior Housing Properties Trust, representing a significant overweight relative to the index, benefitted from sidestepping turmoil in post-acute/skilled nursing, which widely impacted its health care peers.

Within the Fund’s common equity holdings, the relative underperformers by major property-type were regional malls, strip centers and industrial sector. While the Fund’s regional malls and strip center investments were a drag on benchmark-relative performance, the largest single factor driving the reporting period’s benchmark shortfall was the Fund’s absence of investment in the data center companies. The subsector within the industrial sector is a complex real estate segment emerging only in the last 18 months as a material component of the primary REIT indexes. It significantly contributed to the Index outperformance, in particular holdings Equinix Inc. and Digital Realty Trust Inc. After rigorous underwriting, we introduced data center investments during the second quarter of 2016. Also detracting were our regional mall and strip center companies, in particular DDR Corp. Investors are increasingly cautious of the retailing landscape in the context of accelerating on-line sales and the associated shifts in strategy by retailers. Macy’s announcement during the third quarter of its intention to close a large number of stores to rebalance its physical footprint and increase its on-line initiatives has been viewed by investors as a broader trend, likely foreshadowing similar moves by other large retailers.

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Portfolio Managers’ Comments (continued)

The issue at hand, in Security Capital’s view, is the extent to which increasing rates will impact real estate valuations and investor returns. On this question, real estate investors and generalist stock investors appear to be seeing the world differently and this tension is leading to some significant quarter-to-quarter price volatility within REIT common equity.

Security Capital expects this tension and the resulting quarter-to-quarter price volatility, to continue as now more than ever, REITs are most often priced on the margin not by real estate investors, but instead by a diverse universe of generalist stock investors, including large/small cap stock funds, hedge funds and closed end funds. These are intelligent investors, but their perspective is macro-focused, embracing a shorter term, dividend orientation to investing in REIT common equity. Within their portfolios, REIT’s are aligned with a group of income-oriented investments that become significantly more appealing as rates fall and vice versa. This market dynamic creates opportunity for investors, to a degree that is truly unique to REITs.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. All sectors positively contributed to performance, in particular the consumer discretionary and information technology sectors.

The Fund’s position in the term loans of energy sector holding Fieldwood Energy LLC. contributed to performance. The loans performed well during the reporting period after the oil exploration and energy company launched a multi-pronged transaction that would provide it with two years of reprieve from the borrowing base redetermination process. Also positively contributing were the loans of information technology holding BMC Software. The loans contributed nicely to returns as the market’s increased confidence in the company’s ability to deliver positive earnings and draw increased revenue from recent new products helped boost prices during the reporting period. Additionally, performance was benefited by the loan of Communications Sales & Leasing, Inc., a REIT that is engaged in the acquisition and construction of mission critical communications infrastructure and is a leading provider of wireless infrastructure solutions for the communications industry. The telecommunications firm performed well as the company announced their first planned acquisition and noted a robust merger and acquisition (M&A) pipeline, which was well received by the market.

The specific loans that detracted from performance included positions in health care sector holding Millennium Laboratories, a health care service company. Also detracting from performance was our consumer discretionary holding, Cumulus Media, Inc., a large broadcasting company. The company’s desire to enter into a deleveraging transaction with debt holders that would be advantageous to the firm long term, but was viewed as disadvantageous to current holders was frowned upon by market participants late in the reporting period and the loans experienced weakness. Lastly, energy sector holding Southcross Holdings Borrower LP loans detracted. Southcross Holdings Borrower L.P. is a master limited partnership that provides natural gas gathering, processing, treating, compression and transportation services. It also sources, purchases, transports and sells natural gas and natural gas liquids. Southcross implemented several key initiatives during the third quarter that are expected to reduce operating expenses and lower future capital expenditure requirements. These initiatives include the planned sale of two of its older and less efficient processing facilities and the reconfiguration of assets at the Lone Star processing facility to reduce electricity costs. Despite these efforts, the loans declined during the reporting period.

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, they favored issuers in Eastern Europe over Latin America and Asia, and through relatively low exposure to local markets and corporate debt. Regarding external debt positioning, throughout the year Wellington Management favored Central European markets with improving fundamentals, such as Bulgaria, Hungary, Romania and Slovenia, as well as African countries with strong reform stories, including the Ivory Coast and Morocco, and remained underweight Asian countries with unattractive valuations,

10	NUVEEN

including China and the Philippines. Further, they were favorable on Argentina throughout reporting period, thanks to favorable elections and the significant progress that was made lifting capital controls, allowing a flexible currency, cutting subsidies and resolving issues with the holdouts to enable a return to debt markets; at the same time, they moved from a negative to positive view on Brazil following the impeachment of President Rousseff and the focus on implementing reforms by new President Temer. Local debt exposure was concentrated in Latin America throughout the reporting period. Currency exposure was also confined to Latin America, with modest exposure to the Mexican peso and the Peruvian sol over the first half of the reporting period and greater exposure to the Brazilian real in the final quarter of the reporting period. Finally, corporate exposure was limited throughout the reporting period due to headwinds from domestic economic conditions and stretched valuations.

During the reporting period, both country rotation strategies and security selection contributed to overall performance. Among country rotation strategies, an underweight to Mexico for most of the second half of the reporting period, an underweight to Turkey for the first three quarters of 2016 and an underweight to China and the Philippines contributed to overall performance. In contrast, a lack of exposure to Zambia and an underweight to Ecuador weighed on relative results; an out of benchmark allocation to Slovenia and an overweight to Hungary also detracted from performance. Within security selection, an overweight to select long-dated external sovereign debt, along with an allocation to long-dated external quasi-sovereign and corporate debt in Mexico, proved favorable. In addition, an overweight to select short- and long-dated external sovereign debt in Turkey, an allocation to select external sovereign debt across the curve in Argentina and an overweight to select long-dated external sovereign debt in Indonesia aided results. At the same time, in Venezuela, an underweight exposure to external sovereign debt across the curve, as well as an underweight exposure to select short- and mid-dated external quasi sovereign debt, hurt performance. Additionally, they used currency forward contracts, buying currencies they expected to appreciate and selling currencies they expected to depreciate; currency forwards were also used to hedge currency exposure to local currency denominated emerging markets debt holdings. In aggregate, these contracts contributed to overall performance during the reporting period.

The Fund also used features on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a negative impact on performance.

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Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of December 31, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	31.22%
Regulatory Leverage*	31.22%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	December 31, 2016	Average Balance Outstanding	Draws	Paydowns	February 27, 2017
$116,500,000	$10,400,000	$(14,500,000)	$112,400,000	$107,560,109	$ —	$ —	$112,400,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

12	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2016

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
9/2003	$0.2700	$1.0800	$0.4589	$0.9416	$1.4109	8.61%	8.61%	8.96%	10.51%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution rate represents a “managed distribution” rate. For this Fund, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income, as shown in the table immediately below.

NUVEEN	13

Common Share Information (continued)

The following table provides of the Fund’s distribution sources as of December 31, 2016.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2016

Fiscal Year			Fiscal Year
Source of Distribution			Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
45.03%	54.97%	0.00%	$1.0800	$0.4863	$0.5937	$0.0000

[1]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	465,000
Common shares authorized for repurchase	1,975,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JDD
Common shares repurchased and retired	104,500
Weighted average price per common share repurchased and retired	$9.79
Weighted average discount per common share repurchased and retired	16.56%

OTHER COMMON SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$12.54
Common share price	$11.17
Premium/(Discount) to NAV	(10.93)%
12-month average premium/(discount) to NAV	(11.63)%

14	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

NUVEEN	15

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	8.96%	10.51%	4.33%
JDD at Common Share Price	13.28%	11.13%	3.23%
Blended Index (Comparative Benchmark)	9.17%	8.74%	6.44%
S&P 500® Index	11.96%	14.66%	6.95%

Average Annual Total Returns as of December 31, 20161 (including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	8.96%	10.51%	4.42%
JDD at Common Share Price	13.28%	11.13%	3.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	31.5%
REIT Common Stocks	37.7%
Convertible Preferred Securities	2.1%
$25 Par (or similar) Retail Preferred	0.5%
$1,000 Par (or similar) Institutional Preferred	1.4%
Variable Rate Senior Loan Interests	33.8%
Corporate Bonds	0.0%
Emerging Market Debt and Foreign Corporate Bonds	35.6%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	145.4%
Borrowings	(45.4)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	0.6%
A	3.0%
BBB	32.3%
BB or Lower	61.0%
N/R (not rated)	3.1%
Total	100%

Portfolio Composition

(% of total investments)2

REIT Common Stocks	26.1%
Emerging Market Debt and Foreign Corporate Bonds	24.6%
Media	4.0%
Banks	3.3%
Pharmaceuticals	2.8%
Software	2.8%
Diversified Telecommunication Services	2.8%
Insurance	2.7%
Semiconductors & Semiconductor Equipment	1.6%
Food Products	1.5%
Food & Staples Retailing	1.4%
Capital Markets	1.4%
Chemicals	1.2%
Electric Utilities	1.2%
Hotels, Restaurants & Leisure	1.1%
Repurchase Agreements	1.6%
Other	19.9%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)2

Retail	6.0%
Specialized	5.1%
Residential	4.8%
Office	3.1%
Health Care	2.7%

Country Allocation3

(% of total investments)2

United States	61.2%
Germany	3.0%
United Kingdom	2.9%
Hungary	2.1%
Switzerland	1.5%
Brazil	1.4%
Netherlands	1.2%
Mexico	1.3%
Russia	1.3%
Argentina	1.2%
Japan	1.1%
Turkey	1.1%
Dominican Republic	1.1%
Other	19.6%
Total	100%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007 and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2016.
2	Excluding investments in derivatives.
3	Includes 34.6% (as a percentage of net assets) in emerging market countries.
REIT	Real Estate Investment Trust

NUVEEN	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Diversified Dividend and Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2013 were audited by other auditors whose report dated February 27, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 28, 2017

18	NUVEEN

JDD

Nuveen Diversified Dividend and Income Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.6% (98.4% of Total Investments)

	COMMON STOCKS – 31.5% (21.8% of Total Investments)

	Air Freight & Logistics – 1.4%

75,500	Deutsche Post AG, (2)	$2,476,025
7,800	United Parcel Service, Inc., Class B, (3)	894,192
	Total Air Freight & Logistics	3,370,217

	Automobiles – 0.5%

18,300	Daimler AG, Sponsored ADR, (2)	1,360,605

	Banks – 3.6%

4,117,000	Bank of Ireland, (2), (4)	1,015,374
33,300	CIT Group Inc.	1,421,244
44,800	Citigroup Inc.	2,662,464
156,000	ING Groep N.V, Sponsored ADR	2,199,600
19,800	JP Morgan Chase & Co.	1,708,542
	Total Banks	9,007,224

	Capital Markets – 2.0%

82,500	Ares Capital Corporation, (3)	1,360,425
254,000	Deutsche Boerse AG, ADR, (2)	2,018,538
100,000	UBS Group AG, (2)	1,563,545
	Total Capital Markets	4,942,508

	Chemicals – 1.1%

135,300	CVR Partners LP	813,153
33,000	Dow Chemical Company	1,888,260
	Total Chemicals	2,701,413

	Communications Equipment – 0.9%

42,000	Cisco Systems, Inc.	1,269,240
155,000	Ericsson, Sponsored ADR	903,650
	Total Communications Equipment	2,172,890

	Diversified Financial Services – 0.5%

147,000	Challenger Limited, (2)	1,187,746

	Diversified Telecommunication Services – 1.6%

70,000	Nippon Telegraph and Telephone Corporation, ADR	2,944,900
85,700	Telefonica Brasil SA, (2)	1,158,089
	Total Diversified Telecommunication Services	4,102,989

	Electric Utilities – 0.4%

350,000	EDP – Energias de Portugal, S.A., (2)	1,065,241

	Electrical Equipment – 0.4%

14,600	Eaton PLC	979,514

	Food & Staples Retailing – 0.8%

24,000	CVS Health Corporation, (3)	1,893,840

	Food Products – 0.8%

219,000	Orkla ASA, Sponsored ADR, (2)	1,975,380

NUVEEN	19

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Health Care Providers & Services – 0.0%

10,108	Millennium Health LLC, (4)	$11,793

	Hotels, Restaurants & Leisure – 0.3%

10,600	Cedar Fair LP	680,520

	Household Durables – 0.5%

69,600	Sekisui House, Ltd., (2)	1,156,355

	Industrial Conglomerates – 1.4%

29,700	General Electric Company, (3)	938,520
51,000	Philips Electronics	1,559,070
8,000	Siemens AG, Sponsored ADR, (2)	979,520
	Total Industrial Conglomerates	3,477,110

	Insurance – 3.9%

40,100	Ageas, (2)	1,585,025
11,100	Allianz AG ORD Shares, (2)	1,831,921
25,000	CNA Financial Corporation	1,037,500
105,500	Swiss Re AG, Sponsored ADR, (2)	2,506,680
64,300	Unum Group	2,824,698
	Total Insurance	9,785,824

	Media – 2.4%

231,934	Hibu PLC, (4), (5)	—
51,500	Interpublic Group of Companies, Inc.	1,205,615
2,099	Metro-Goldwyn-Mayer, (2), (4)	187,861
44,000	National CineMedia, Inc.	648,120
95,000	ProSiebenSat.1 Media AG, ADR, (2)	911,050
16,600	Time Warner Inc.	1,602,398
3,958	Tribune Media Company, Class A	138,451
3,185	Tribune Media Company, (5)	—
989	Tronc, Inc., (4)	13,717
32,500	Viacom Inc., Class B	1,140,750
	Total Media	5,847,962

	Multiline Retail – 0.3%

10,600	Target Corporation	765,638

	Multi-Utilities – 1.0%

150,500	Veolia Environment S.A., ADR, (2)	2,557,274

	Oil, Gas & Consumable Fuels – 1.0%

18,700	Phillips 66	1,615,867
9	Southcross Holdings Borrower LP, (4)	3,090
19,500	Total SA, Sponsored ADR	993,915
	Total Oil, Gas & Consumable Fuels	2,612,872

	Pharmaceuticals – 2.7%

75,000	AstraZeneca PLC, Sponsored ADR	2,049,000
82,500	GlaxoSmithKline PLC, Sponsored ADR	3,177,075
48,000	Roche Holdings AG, Sponsored ADR, (2)	1,369,440
	Total Pharmaceuticals	6,595,515

	Road & Rail – 0.5%

11,100	Union Pacific Corporation	1,150,848

	Semiconductors & Semiconductor Equipment – 0.5%

68,500	Infineon Technologies AG, (2)	1,184,877

20	NUVEEN

Shares	Description (1)	Value

	Software – 2.1%

246,734	Eagle Topco LP, (4), (5)	$—
31,300	Microsoft Corporation, (3)	1,944,982
84,000	Oracle Corporation	3,229,800
	Total Software	5,174,782

	Tobacco – 0.9%

54,300	Imperial Brands PLC, Sponsored ADR, (2)	2,364,765
	Total Common Stocks (cost $69,754,933)	78,125,702

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 37.7% (26.1% of Total Investments)

	Diversified – 1.0%

59,850	Liberty Property Trust	$2,364,075

	Health Care – 3.9%

74,850	Health Care Property Investors Inc.	2,224,542
172,525	Senior Housing Properties Trust	3,265,898
31,025	Ventas Inc.	1,939,683
33,950	Welltower Inc.	2,272,274
	Total Health Care	9,702,397

	Hotels, Restaurants & Leisure – 2.8%

33,000	Chesapeake Lodging Trust	853,380
38,925	Hospitality Properties Trust	1,235,480
133,592	Host Hotels & Resorts Inc.	2,516,873
23,525	LaSalle Hotel Properties	716,807
33,425	Pebblebrook Hotel Trust	994,394
24,275	RLJ Lodging Trust	594,495
	Total Hotels, Restaurants & Leisure	6,911,429

	Industrial – 2.1%

96,773	Prologis Inc.	5,108,647

	Mortgage – 0.4%

50,000	Colony Financial Inc., Class A	1,012,500

	Office – 4.5%

23,425	Alexandria Real Estate Equities Inc.	2,603,220
53,625	Douglas Emmett Inc.	1,960,530
50,700	Hudson Pacific Properties Inc.	1,763,346
42,000	Paramount Group Inc.	671,580
39,825	Vornado Realty Trust	4,156,535
	Total Office	11,155,211

	Residential – 6.9%

75,250	American Homes 4 Rents, Class A	1,578,745
54,226	Apartment Investment & Management Company, Class A, (3)	2,464,572
24,525	AvalonBay Communities, Inc.	4,344,604
75,925	Equity Residential	4,886,532
10,700	Essex Property Trust Inc.	2,487,750
14,224	Mid-America Apartment Communities	1,392,814
	Total Residential	17,155,017

	Retail – 8.7%

76,375	CBL & Associates Properties Inc.	878,313
172,600	Developers Diversified Realty Corporation	2,635,602
9,225	Federal Realty Investment Trust	1,310,965
65,235	General Growth Properties Inc.	1,629,570
51,075	Kimco Realty Corporation	1,285,047

NUVEEN	21

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)				Value

	Retail (continued)

26,691	Macerich Company				$1,890,790
22,900	Regency Centers Corporation				1,578,955
40,535	Simon Property Group, Inc.				7,201,853
7,375	Taubman Centers Inc.				545,234
73,900	Weingarten Realty Trust				2,644,881
	Total Retail				21,601,210

	Specialized – 7.4%

15,500	Coresite Realty Corporation				1,230,235
75,125	CubeSmart				2,011,096
29,150	CyrusOne Inc.				1,303,880
18,475	Digital Realty Trust Inc.				1,815,354
9,825	Equinix Inc.				3,511,553
17,350	Extra Space Storage Inc.				1,340,114
22,325	Life Storage, Inc.				1,903,430
23,574	Public Storage, Inc.				5,268,788
	Total Specialized				18,384,450
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $71,291,325)				93,394,936

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.1% (1.4% of Total Investments)

	Diversified Telecommunication Services – 0.5%

15,900	Frontier Communications Corporation	11.125%		N/R	$1,130,172

	Electric Utilities – 0.4%

22,200	Great Plains Energy Inc.	7.000%		N/R	1,123,320

	Pharmaceuticals – 1.2%

4,419	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	2,860,419
	Total Convertible Preferred Securities (cost $6,725,822)				5,113,911

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.5% (0.3% of Total Investments)

	Consumer Finance – 0.4%

36,300	GMAC Capital Trust I	8.125%		B+	$922,020

	Wireless Telecommunication Services – 0.1%

7,955	United States Cellular Corporation	7.250%		Ba1	202,137
	Total $25 Par (or similar) Preferred Securities (cost $1,111,315)				1,124,157

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.4% (0.9% of Total Investments)

	Banks – 1.1%

$796	Bank of America Corporation	6.500%	N/A (7)	BB+	$831,820
887	Citigroup Inc.	5.950%	N/A (7)	BB+	900,261
923	Wells Fargo & Company	5.875%	N/A (7)	BBB	969,057
2,606	Total Banks				2,701,138

	Food Products – 0.3%

630	Land O’Lakes Inc., 144A	8.000%	N/A (7)	BB	642,600
$3,236	Total $1,000 Par (or similar) Institutional Preferred (cost $3,295,598)				3,343,738

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 33.8% (23.3% of Total Investments) (8)

	Aerospace & Defense – 0.9%

$610	B/E Aerospace, Inc., Term Loan B	3.893%	12/16/21	BB+	$613,721
1,000	Leidos Holdings, Inc., Term Loan B	3.520%	8/16/23	BBB–	1,010,250
497	Transdigm, Inc., Extend Term Loan F	3.770%	6/07/23	Ba2	502,889
2,107	Total Aerospace & Defense				2,126,860

	Airlines – 1.2%

2,000	American Airlines, Inc., Term Loan B	3.261%	4/28/23	BB+	2,010,938
485	American Airlines, Inc., Term Loan B, First Lien	3.256%	6/29/20	BB+	488,179
481	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Baa2	486,965
2,966	Total Airlines				2,986,082

	Automobiles – 0.9%

574	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BBB–	576,041
576	Chrysler Group LLC, Tranche B, Term Loan	3.270%	12/31/18	BBB–	577,799
1,114	Formula One Group, Term Loan, First Lien	5.068%	7/30/21	B	1,125,766
2,264	Total Automobiles				2,279,606

	Building Products – 0.6%

400	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	400,970
1,000	Quikrete Holdings, Inc., Initial Term Loan, First Lien	4.000%	11/15/23	BB–	1,011,250
1,400	Total Building Products				1,412,220

	Chemicals – 0.7%

199	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	201,863
777	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	783,475
672	US Coatings Acquisition, Term Loan B, (WI/DD)	TBD	TBD	BBB–	680,136
1,648	Total Chemicals				1,665,474

	Commercial Services & Supplies – 0.7%

745	ADS Waste Holdings, Inc., Term Loan B, First Lien	3.500%	11/10/23	BB	752,970
995	West Corporation, Refinanced Term Loan B12, (WI/DD)	TBD	TBD	BB–	998,324
1,740	Total Commercial Services & Supplies				1,751,294

	Communications Equipment – 0.1%

267	CommScope, Inc., Tranche 5, Term Loan B, First Lien	3.270%	12/29/22	BB+	270,206

	Construction & Engineering – 0.0%

54	Aecom Technology Corporation, Term Loan B	3.770%	10/17/21	BBB–	54,092

	Construction Materials – 0.2%

489	Headwaters Incorporated, Term Loan B1	4.000%	3/24/22	BB–	491,987

	Consumer Finance – 0.6%

933	First Data Corporation, New Dollar Term Loan	3.756%	7/08/22	BB	944,382
447	First Data Corporation, Term Loan, First Lien	3.756%	3/24/21	BB	451,855
1,380	Total Consumer Finance				1,396,237

	Containers & Packaging – 0.7%

429	Berry Plastics Holding Corporation, Term Loan H	3.750%	10/01/22	Ba3	432,961
1,273	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.250%	2/06/23	B+	1,288,906
1,702	Total Containers & Packaging				1,721,867

	Diversified Consumer Services – 0.4%

74	Hilton Hotels Corporation, Term Loan B1	3.500%	10/26/20	BBB–	74,844
1,008	Hilton Hotels Corporation, Series B2, Term Loan	3.256%	10/25/23	BBB–	1,020,802
1,082	Total Diversified Consumer Services				1,095,646

NUVEEN	23

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Diversified Financial Services – 0.4%

$744	MGM Growth Properties, Term Loan B	3.520%	4/25/23	BB+	$751,004
265	WideOpenWest Finance LLC, New Term Loan B	4.500%	8/18/23	B1	267,218
1,009	Total Diversified Financial Services				1,018,222

	Diversified Telecommunication Services – 1.9%

500	Greeneden U.S. Holdings II LLC, Term Loan B	6.250%	11/17/23	B2	507,604
1,022	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	B1	991,102
243	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BBB–	246,013
975	SBA Communication, Incremental Term Loan, Tranche B1	3.270%	3/24/21	BB	979,114
1,000	Verizon Communications, Inc., Term Loan	2.005%	7/31/19	BBB+	1,001,042
1,000	Ziggo N.V., Term Loan D, First Lien	3.704%	8/31/24	BB–	1,007,232
4,740	Total Diversified Telecommunication Services				4,732,107

	Electric Utilities – 0.8%

1,000	Energy Future Intermediate Holding Company, DIP Term Loan	4.250%	6/30/17	BB	1,007,750
814	Texas Competitive Electric Holdings LLC, Exit Term Loan B	5.000%	8/04/23	BB+	821,920
186	Texas Competitive Electric Holdings LLC, Exit Term Loan C	5.000%	8/04/23	BB+	188,210
2,000	Total Electric Utilities				2,017,880

	Electronic Equipment, Instruments & Component – 0.4%

843	Zebra Technologies Corporation, Refinancing Term Loan B, First Lien	3.446%	10/27/21	BB+	852,082

	Energy Equipment & Services – 0.0%

149	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	Caa2	97,656

	Equity Real Estate Investment Trusts – 0.7%

933	Communications Sales & Leasing, Inc., Term Loan B	4.500%	10/24/22	BB–	944,929
863	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B	820,296
1,796	Total Equity Real Estate Investment Trusts				1,765,225

	Food & Staples Retailing – 1.3%

1,738	Albertson’s LLC, Term Loan B4	3.770%	8/25/21	Ba2	1,719,947
498	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	504,772
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB–	1,004,896
3,236	Total Food & Staples Retailing				3,229,615

	Food Products – 1.2%

521	Jacobs Douwe Egberts, Term Loan B	3.250%	7/04/22	BB	523,646
2,328	US Foods, Inc., Term Loan B	3.770%	6/27/23	BB–	2,353,723
2,849	Total Food Products				2,877,369

	Health Care Equipment & Supplies – 1.2%

1,316	Acelity, Term Loan F	5.000%	8/03/18	BB–	1,321,587
125	Alere, Inc., Term Loan B	4.250%	6/20/22	BB–	124,746
404	ConvaTec, Inc., Term Loan B	3.270%	10/14/23	BB	407,275
750	Envision Healthcare Corporation, Term Loan B, First Lien	4.000%	12/01/23	BB–	757,031
427	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	429,933
3,022	Total Health Care Equipment & Supplies				3,040,572

	Health Care Providers & Services – 1.4%

980	Acadia Healthcare, Inc., Term Loan B, First Lien	3.756%	2/11/22	Ba2	986,125
418	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB–	405,592
541	Community Health Systems, Inc., Term Loan H, (DD1)	4.000%	1/27/21	BB–	524,056
1	Community Health Systems, Inc., Term Loan F	4.175%	12/31/18	BB–	959
811	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.520%	6/24/21	BBB–	819,983
504	HCA, Inc., Term Loan B7, First Lien	3.520%	2/15/24	BBB–	510,538
57	HCA, Inc., Term Loan B6, First Lien	4.020%	3/17/23	BBB–	57,231
333	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	CCC+	168,030
3,645	Total Health Care Providers & Services				3,472,514

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Hotels, Restaurants & Leisure – 1.4%

$1,037	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	$1,046,765
1,799	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.248%	5/14/20	BB–	1,779,224
497	YUM Brands, Term Loan B	3.486%	6/16/23	BBB–	504,711
3,333	Total Hotels, Restaurants & Leisure				3,330,700

	Household Products – 0.6%

499	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.307%	9/07/23	Ba3	504,112
637	Serta Simmons Holdings LLC, Term Loan, First Lien	4.500%	11/08/23	B1	643,652
346	Spectrum Brands, Inc., Term Loan B, First Lien	3.330%	6/23/22	BB+	350,269
1,482	Total Household Products				1,498,033

	Independent Power & Renewable Electricity Producers – 0.2%

500	Dynegy, Inc., Term Loan B	5.000%	6/27/23	BB	506,965

	Internet & Direct Marketing Retail – 0.4%

959	Travelport LLC, Term Loan B	5.000%	9/02/21	B+	968,497

	Internet Software & Services – 0.7%

500	Ancestry.com, Inc., Term Loan B, First Lien	5.250%	10/19/23	B1	504,150
500	Rackspace Hosting, Inc., Term Loan B, First Lien	4.500%	11/03/23	BB+	506,500
819	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	823,182
1,819	Total Internet Software & Services				1,833,832

	IT Services – 0.4%

478	Vantiv, Inc., Term Loan B	3.250%	10/06/23	BBB–	482,508
497	WEX, Inc., Term Loan B	4.270%	6/30/23	BB–	504,741
975	Total IT Services				987,249

	Leisure Products – 0.6%

1,356	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,349,175
258	Academy, Ltd., Term Loan B	5.000%	7/01/22	B2	239,529
1,614	Total Leisure Products				1,588,704

	Life Sciences Tools & Services – 0.2%

500	Inventiv Health, Inc., Term Loan B	4.750%	11/09/23	B	501,797

	Machinery – 0.4%

412	Rexnord LLC. Term Loan B, First Lien	3.750%	8/21/23	BB–	414,337
599	Safway Group Holdings LLC, Initial Term Loan, First Lien	5.750%	8/21/23	B+	608,724
1,011	Total Machinery				1,023,061

	Media – 3.3%
495	Cequel Communications LLC, Term Loan B	3.882%	1/15/25	BB–	501,432
965	Charter Communications Operating Holdings LLC, Term Loan E	3.020%	7/01/20	BBB–	969,892
748	Clear Channel Communications, Inc., Tranche D, Term Loan	7.520%	1/30/19	Caa1	610,100
92	Clear Channel Communications, Inc., Term Loan E	8.270%	7/30/19	Caa1	75,932
1,130	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	744,160
498	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	B2	502,211
297	Gray Television, Inc., Initial Term Loan	3.938%	6/13/21	BB	300,217
500	Lions Gate Entertainment Corporation, Term Loan B	3.750%	12/08/23	Ba2	503,669
82	Nexstar Broadcasting Group, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba3	82,593
918	Nexstar Broadcasting Group, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB+	926,871
543	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B	544,041
1,504	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,512,984
500	Virgin Media Investment Holdings, Limited Term Loan I, (WI/DD)	TBD	TBD	BB–	502,917

NUVEEN	25

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Media (continued)

$148	Yell Group PLC, PIK Term Loan B2, First Lien	0.000%	9/07/65	N/R	$273,843
162	Yell Group PLC, Term Loan A2, First Lien	8.000%	9/07/21	N/R	163,622
8,582	Total Media				8,214,484

	Multiline Retail – 0.6%

500	Bass Pro Group LLC, Term Loan B	5.970%	4/01/24	B+	496,295
491	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	B+	490,227
173	Dollar Tree, Inc., Term Loan B, First Lien	3.250%	7/06/22	BBB–	174,527
240	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	242,850
1,404	Total Multiline Retail				1,403,899

	Oil, Gas & Consumable Fuels – 0.4%

208	Fieldwood Energy LLC, Term Loan, First Lien, (DD1)	8.000%	8/31/20	B2	199,804
358	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	B–	309,701
134	Fieldwood Energy LLC, Term Loan, Second Lien, (DD1)	8.375%	9/30/20	CCC–	96,089
190	Harvey Gulf International Marine, Inc., Term Loan B	5.470%	6/18/20	CCC+	149,806
303	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	CCC+	209,749
8	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	6,545
1,201	Total Oil, Gas & Consumable Fuels				971,694

	Personal Products – 0.4%

997	Coty, Inc., Term Loan B	3.092%	10/27/22	BBB–	1,008,722

	Pharmaceuticals – 0.3%

637	Grifols, Inc., Term Loan	3.715%	2/27/21	BB	642,370
106	Valeant Pharmaceuticals International, Inc., Series E1, Tranche B Term Loan	5.250%	8/05/20	BB–	106,120
743	Total Pharmaceuticals				748,490

	Professional Services – 0.1%

250	Nielsen Finance LLC, Term Loan B3, First Lien	3.154%	10/04/23	BBB–	252,559

	Real Estate Management & Development – 0.2%

459	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	BB	462,678

	Semiconductors & Semiconductor Equipment – 1.9%

1,010	Avago Technologies, Term Loan B3	3.704%	2/01/23	BBB	1,025,001
998	Cavium, Inc. Initial Term B Loan	3.750%	8/16/22	BB	1,008,696
397	Microsemi Corporation, New Term Loan	3.750%	1/15/23	BB	401,472
715	NXP Semiconductor LLC, Term Loan D	3.270%	1/11/20	Baa2	719,429
532	NXP Semiconductor LLC, Term Loan F	3.270%	12/07/20	Baa2	535,358
997	Versum Materials, Inc., Term Loan B, First Lien	3.498%	9/29/23	BB+	1,006,353
4,649	Total Semiconductors & Semiconductor Equipment				4,696,309

	Software – 1.9%

469	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B+	468,193
622	Computer Sciences Government Services, Term Loan B, First Lien	3.435%	11/30/23	BB+	625,295
780	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	786,831
944	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	946,648
735	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	736,066
500	Kronos Incorporated, Term Loan B, First Lien	5.000%	11/01/23	B	505,250
664	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.001%	7/08/22	BB+	673,072
68	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.002%	7/08/22	BB	68,685
4,782	Total Software				4,810,040

26	NUVEEN

Principal Amount (000)		Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

		Specialty Retail – 1.1%

$558		Burlington Coat Factory Warehouse Corporation, Term Loan B4	3.510%	8/13/21	BB	$563,803
750		Jo-Ann Stores, Inc., Term Loan B	6.256%	10/20/23	B+	754,063
943		Petco Animal Supplies, Inc. Term Loan B1	5.000%	1/26/23	B1	951,939
424		Petsmart Inc., Term Loan B, First Lien	4.000%	3/11/22	BB–	426,020
2,675		Total Specialty Retail				2,695,825

		Technology Hardware, Storage & Peripherals – 1.1%

1000		Dell International LLC, Term Loan A3, First Lien	2.770%	12/31/18	BBB–	1,000,156
818		Dell International LLC, Term Loan B	4.020%	9/07/23	BBB–	832,982
796		Western Digital, Inc., Term Loan B1	4.520%	4/29/23	BBB–	808,082
2,614		Total Technology Hardware, Storage & Peripherals				2,641,220

		Trading Companies & Distributors – 0.7%

615		HD Supply, Inc., Term Loan B	3.748%	8/13/21	BB–	618,760
998		HD Supply, Inc., Term Loan B2, First Lien	3.748%	10/17/23	BB–	1,005,231
1,613		Total Trading Companies & Distributors				1,623,991

		Wireless Telecommunication Services – 0.6%

445		T-Mobile USA, Term Loan B	3.520%	11/09/22	BBB–	451,148
1,000		UPC Financing Partnership, Term Loan, First Lien	4.080%	8/31/24	BB	1,011,374
1,445		Total Wireless Telecommunication Services				1,462,522
$83,995		Total Variable Rate Senior Loan Interests (cost $83,527,358)				83,586,084

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 0.0% (0.0% of Total Investments)

		Media – 0.0%

$132		Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	$107,910
$132		Total Corporate Bonds (cost $118,675)				107,910

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 35.6% (24.6% of Total Investments)

		Argentina – 2.0%

$225		Bono Gar Provincia Del Chubut Argentina, 144A	7.750%	7/26/26	B	$218,250
310		City of Buenos Aires, Argentina, 144A	7.500%	6/01/27	B	316,975
345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	B	384,675
320		City of Buenos Aires, Argentina, Reg S	7.500%	6/01/27	B	327,200
160		Province of Buenos Aires, 144A	9.950%	6/09/21	B–	180,450
210		Province of Buenos Aires, 144A	9.125%	3/16/24	B–	228,480
220		Province of Buenos Aires, 144A	7.875%	6/15/27	B–	216,964
300		Province of Buenos Aires, Reg S	10.875%	1/26/21	B–	344,250
150		Province of Buenos Aires, Reg S	9.950%	6/09/21	B–	169,125
150		Province of Salta, 144A	9.125%	7/07/24	B	157,875
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B–	175,703
595		Republic of Argentina	2.500%	12/31/38	B–	365,925
21		Republic of Argentina, (11)	8.280%	12/31/33	B–	21,819
150		Republic of Argentina, 144A	6.250%	4/22/19	B	160,125
624		Republic of Argentina, 144A	6.875%	4/22/21	B	664,560
660		Republic of Argentina, 144A	7.500%	4/22/26	B	693,000
351		YPF Sociedad Anonima, 144A	8.750%	4/04/24	B	363,812
		Total Argentina				4,989,188

		Azerbaijan – 0.8%

1,110		Azerbaijan Government International Bond, Reg S	4.750%	3/18/24	Ba1	1,101,674
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	Ba1	464,977

NUVEEN	27

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Azerbaijan (continued)

$200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	Ba1	$215,400
260		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	Ba1	280,020
		Total Azerbaijan				2,062,071

		Angola – 0.3%

830		Republic of Angola, Reg S	9.500%	11/12/25	B1	801,182

		Bahrain – 0.1%

235		Kingdom of Bahrain, 144A	7.000%	10/12/28	BB+	240,076

		Brazil – 2.1%

256	BRL	Brazil Nota do Tesouro Nacional	6.000%	8/15/50	BB	247,086
575		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BB	560,625
600		Federative Republic of Brazil	6.000%	1/17/17	BB	600,600
153		Federative Republic of Brazil	8.000%	1/15/18	BB	158,309
280		Federative Republic of Brazil	4.250%	1/07/25	BB	261,800
220		Federative Republic of Brazil	8.250%	1/20/34	BB	254,144
320		Federative Republic of Brazil	5.625%	1/07/41	BB	284,704
685		Federative Republic of Brazil	5.000%	1/27/45	BB	555,672
580		Federative Republic of Brazil	6.000%	4/07/26	BB	600,300
560		Petrobras Global Finance BV	4.875%	3/17/20	BB	553,672
310		Petrobras Global Finance BV	8.375%	5/23/21	BB	334,025
110		Petrobras Global Finance BV	8.750%	5/23/26	BB	118,663
265		Petrobras International Finance Company	5.750%	1/20/20	BB	268,313
445		Petrobras International Finance Company	6.750%	1/27/41	BB	373,800
		Total Brazil				5,171,713

		Bulgaria – 0.7%

1,050	EUR	Republic of Bulgaria, Reg S	2.950%	9/03/24	Baa2	1,209,857
465	EUR	Republic of Bulgaria, Reg S	3.125%	3/26/35	Baa2	486,524
		Total Bulgaria				1,696,381

		Cameroon – 0.2%

510		Republic of Cameroon, 144A	9.500%	11/19/25	B	548,281

		China – 0.2%

450		Sinopec Group Overseas Development 2016 Limited, 144A	3.500%	5/03/26	Aa3	435,932

		Colombia – 1.1%

390		EcoPetrol SA	5.875%	9/18/23	BBB	412,815
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	148,395
725		Republic of Colombia	4.000%	2/26/24	BBB	732,250
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	67,978
405		Republic of Colombia	10.375%	1/28/33	BBB	588,263
320		Republic of Colombia	7.375%	9/18/37	BBB	388,800
455		Republic of Colombia	5.625%	2/26/44	BBB	468,650
		Total Colombia				2,807,151

		Cote d’Ivoire (Ivory Coast) – 1.2%

950		Ivory Coast Republic, 144A	5.375%	7/23/24	Ba3	914,309
565		Ivory Coast Republic, Reg S	5.375%	7/23/24	Ba3	543,773
420		Ivory Coast Republic, Reg S	6.375%	3/03/28	Ba3	409,189
1,318		Ivory Coast Republic, Reg S	5.750%	12/31/32	B+	1,217,583
		Total Cote d’Ivoire (Ivory Coast)				3,084,854

		Croatia – 1.1%

280		Republic of Croatia, 144A	6.250%	4/27/17	BB	283,920
660		Republic of Croatia, Reg S	5.500%	4/04/23	BB	695,894
540		Republic of Croatia, Reg S	6.750%	11/05/19	BB	585,787

28	NUVEEN

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Croatia (continued)

$735		Republic of Croatia, Reg S	6.625%	7/14/20	BB	$799,430
310		Republic of Croatia, Reg S	6.375%	3/24/21	BB	336,952
		Total Croatia				2,701,983

		Dominican Republic – 1.9%

335		Dominican Republic, 144A	6.600%	1/28/24	BB–	349,238
685		Dominican Republic, 144A	5.500%	1/27/25	BB–	660,518
239		Dominican Republic, 144A	6.875%	1/29/26	BB–	248,703
61		Dominican Republic, Reg S	9.040%	1/23/18	BB–	62,729
902		Dominican Republic, Reg S	7.500%	5/06/21	BB–	979,157
155		Dominican Republic, Reg S	6.600%	1/28/24	BB–	161,588
1,140		Dominican Republic, Reg S	5.875%	4/18/24	BB–	1,142,917
145		Dominican Republic, Reg S	5.500%	1/27/25	BB–	139,818
745		Dominican Republic, Reg S	7.450%	4/30/44	BB–	752,450
290		Dominican Republic, Reg S	6.850%	1/27/45	BB–	273,969
		Total Dominican Republic				4,771,087

		Ecuador – 0.4%

435		Republic of Ecuador, 144A	10.750%	3/28/22	B	471,975
420		Republic of Ecuador, 144A	9.650%	12/13/26	B	421,050
		Total Ecuador				893,025

		El Salvador – 0.5%

75		Republic of El Salvador, 144A	6.375%	1/18/27	B+	69,000
165		Republic of El Salvador, Reg S	7.375%	12/01/19	B+	170,363
646		Republic of El Salvador, Reg S	7.750%	1/24/23	B+	669,941
325		Republic of El Salvador, Reg S	6.375%	1/18/27	B+	299,000
75		Republic of El Salvador, Reg S	7.625%	9/21/34	B+	78,563
45		Republic of El Salvador, Reg S	8.250%	4/10/32	B+	45,450
		Total El Salvador				1,332,317

		Ghana – 0.4%

765		Republic of Ghana, 144A	10.750%	10/14/30	BB–	904,131
200		Republic of Ghana, Reg S	8.125%	1/18/26	B	196,415
		Total Ghana				1,100,546

		Hungary – 3.0%

590		Hungarian Development Bank, Reg S	6.250%	10/21/20	Baa3	650,031
781		Republic of Hungary, Government Bond	6.250%	1/29/20	BBB–	854,219
3,426		Republic of Hungary, Government Bond	6.375%	3/29/21	BBB–	3,836,297
1,824		Republic of Hungary, Government Bond	5.375%	2/21/23	BBB–	1,976,941
196		Republic of Hungary, Government Bond	5.750%	11/22/23	BBB–	217,315
		Total Hungary				7,534,803

		Iceland – 0.2%

330		Republic of Iceland, Reg S	5.875%	5/11/22	A3	376,010

		Indonesia – 1.6%

400		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	448,000
365		Majapahit Holdings BV, Reg S	7.875%	6/28/37	Baa3	431,175
235		Republic of Indonesia, 144A	3.700%	1/08/22	Baa3	235,528
200		Republic of Indonesia, 144A	5.250%	1/08/47	Baa3	199,424
510		Republic of Indonesia, Reg S	5.875%	1/15/24	Baa3	562,685
450		Republic of Indonesia, Reg S	4.750%	1/08/26	Baa3	464,528
175	EUR	Republic of Indonesia, Reg S	3.750%	6/14/28	Baa3	187,181
345		Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	468,024
654		Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	839,263
		Total Indonesia				3,835,808

NUVEEN	29

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Ireland – 0.1%

$200		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	BBB–	$211,198

		Israel – 0.3%

350		Israel Electric Corporation Limited, 144A, Reg S	5.000%	11/12/24	Baa2	364,200
400		State of Israel	4.500%	1/30/43	A+	398,800
		Total Israel				763,000

		Jamaica – 0.2%

200		Jamaica Government	7.625%	7/09/25	B	228,158
230		Jamaica Government	6.750%	4/28/28	B	251,850
		Total Jamaica				480,008

		Kazakhstan – 0.2%

330		Kazakhstan Development Bank, Reg S	6.500%	6/03/20	BBB–	351,459
220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB–	206,122
		Total Kazakhstan				557,581

		Kenya – 0.1%

200		Republic of Kenya, Reg S	6.875%	6/24/24	B+	188,402

		Lebanon – 0.3%

160		Republic of Lebanon, Reg S	5.450%	11/28/19	B–	155,840
125		Republic of Lebanon, Reg S	6.100%	10/04/22	B–	120,935
160		Republic of Lebanon, Reg S	6.000%	1/27/23	B–	153,821
25		Republic of Lebanon, Reg S	6.600%	11/27/26	B–	24,007
250		Republic of Lebanon, Reg S	6.650%	11/03/28	B–	239,950
		Total Lebanon				694,553

		Lithuania – 0.4%

455		Republic of Lithuania, Reg S	7.375%	2/11/20	A–	518,495
395		Republic of Lithuania, Reg S	6.125%	3/09/21	A–	442,098
		Total Lithuania				960,593

		Luxembourg – 0.1%

195		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	220,687

		Mexico – 2.2%

185		Petroleos Mexicanos	5.625%	1/23/46	BBB+	153,550
685		Petroleos Mexicanos	4.875%	1/24/22	BBB+	687,055
70		Petroleos Mexicanos, 144A	5.375%	3/13/22	BBB+	71,679
280		Petroleos Mexicanos, 144A	6.500%	3/13/27	BBB+	288,820
1,267		Petroleos Mexicanos, 144A	6.750%	9/21/47	BBB+	1,197,061
405		Petroleos Mexicanos, Reg S	6.875%	8/04/26	BBB+	427,275
906		United Mexican States	4.000%	10/02/23	A3	908,084
1,362		United Mexican States	4.750%	3/08/44	A3	1,238,057
280		United Mexican States	4.600%	1/23/46	A3	251,300
176		United Mexican States	5.750%	10/12/00	A3	162,360
		Total Mexico				5,385,241

		Mongolia – 0.4%

325		Mongolia Government International Bond, 144A	10.875%	4/06/21	B–	340,541
200		Mongolia Government International Bond, Reg S	4.125%	1/05/18	B–	193,500
235		Mongolia Government International Bond, Reg S	10.875%	4/06/21	B–	246,237
200		Mongolia Government International Bond, Reg S	5.125%	12/05/22	B–	170,505
		Total Mongolia				950,783

30	NUVEEN

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Morocco – 1.2%

$215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB–	$219,137
875		Kingdom of Morocco, Reg S	4.250%	12/11/22	BBB–	890,772
305		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	309,776
560		Office Cherifien Des Phosphates SA, Reg S	5.625%	4/25/24	BBB–	578,813
295		Office Cherifien Des Phosphates SA, Reg S	4.500%	10/22/25	BBB–	281,773
680		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	683,221
		Total Morocco				2,963,492

		Nigeria – 0.2%

425		Nigerian Republic Treasury Bond, Reg S	5.125%	7/12/18	B+	431,567

		Oman – 0.2%

260		Oman Government International Bond, 144A	3.625%	6/15/21	Baa1	260,018
230		Oman Government International Bond, 144A	4.750%	6/15/26	Baa1	222,268
		Total Oman				482,286

		Pakistan – 0.2%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B	291,061
250		Islamic Republic of Pakistan, 144A	8.250%	4/15/24	B	271,179
		Total Pakistan				562,240

		Paraguay – 0.1%

315		Republic of Paraguay, Reg S	6.100%	8/11/44	Ba1	319,725

		Panama – 0.9%

1,526		Republic of Panama	9.375%	4/01/29	BBB	2,151,660

		Peru – 0.3%

1,195	PEN	Republic of Peru	6.950%	8/12/31	A–	363,591
278		Republic of Peru	8.750%	11/21/33	A3	405,880
		Total Peru				769,471

		Philippines – 0.5%

60		Republic of the Philippines	9.500%	2/02/30	BBB	94,542
100		Republic of the Philippines	7.750%	1/14/31	BBB	140,573
410		Republic of the Philippines	6.375%	1/15/32	BBB	521,010
630		Republic of the Philippines	3.950%	1/20/40	BBB	620,242
		Total Philippines				1,376,367

		Poland – 0.2%

95		Republic of Poland	5.000%	3/23/22	A2	103,488
335		Republic of Poland	3.250%	4/06/26	A2	321,274
		Total Poland				424,762

		Romania – 1.6%

390		Republic of Romania, 144A	6.750%	2/07/22	BBB–	444,035
306	EUR	Republic of Romania, 144A	2.875%	5/26/28	BBB–	330,302
270	EUR	Republic of Romania, 144A	3.875%	10/29/35	BBB–	298,466
1,048		Republic of Romania, Reg S	6.750%	2/07/22	BBB–	1,193,200
198		Republic of Romania, Reg S	4.375%	8/22/23	BBB–	203,742
1,295	EUR	Republic of Romania, Reg S	3.875%	10/29/35	BBB–	1,431,530
		Total Romania				3,901,275

		Russian – 1.9%

235		Gazprom Neft OAO Via GPN Capital SA, Reg S	6.000%	11/27/23	BBB–	249,100
235		Lukoil International Finance, 144A	4.750%	11/02/26	BBB–	235,414
575		Rosneft International Finance, Reg S	4.199%	3/06/22	BB+	566,887
1,600		Russian Federation, Reg S	5.000%	4/29/20	BBB–	1,697,292
1,000		Russian Federation, Reg S	4.875%	9/16/23	BBB–	1,053,011

NUVEEN	31

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Russian (continued)
$200		Russian Federation, Reg S	4.750%	5/27/26	BBB–	$204,135
260		Russian Federation, Reg S	12.750%	6/24/28	BBB–	440,669
200		Russian Federation, Reg S	5.875%	9/16/43	BBB–	220,875
		Total Russian				4,667,383

		Saudi Arabia – 0.3%

240		Saudi Government International Bond, 144A	2.375%	10/26/21	AA–	233,025
470		Saudi Government International Bond, 144A	3.250%	10/26/26	AA–	445,571
		Total Saudi Arabia				678,596

		Senegal – 0.1%

200		Republic of Senegal, Reg S	8.750%	5/13/21	B+	223,174

		Serbia – 0.2%

505		Republic of Serbia, Reg S	5.250%	11/21/17	BB–	516,953

		South Africa – 0.2%

270		Eskom Holdings Limited, Reg S	6.750%	8/06/23	Ba1	271,410
295		Republic of South Africa	5.875%	9/16/25	Baa2	314,750
		Total South Africa				586,160

		Sri Lanka – 0.8%

505		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	495,926
720		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	740,237
310		Republic of Sri Lanka, Reg S	6.250%	7/27/21	B+	314,589
200		Republic of Sri Lanka, Reg S	5.875%	7/25/22	B+	196,454
200		Republic of Sri Lanka, Reg S	6.850%	11/03/25	B+	196,406
		Total Sri Lanka				1,943,612

		Tunisia – 0.1%

225		Central Bank of Tunisia, Reg S	5.750%	1/30/25	Ba3	209,250

		Turkey – 1.8%

290		Republic of Turkey, Government Bond	7.000%	3/11/19	BBB–	308,125
2,120		Republic of Turkey, Government Bond	7.000%	6/05/20	BBB–	2,276,290
245		Republic of Turkey, Government Bond	5.625%	3/30/21	BBB–	251,223
615		Republic of Turkey, Government Bond	7.375%	2/05/25	BBB–	674,194
295		Republic of Turkey, Government Bond	6.000%	1/14/41	BBB–	272,946
600		Republic of Turkey, Government Bond	6.625%	2/17/45	BBB–	596,610
		Total Turkey				4,379,388

		Ukraine – 1.1%

200		Republic of Ukraine, 144A	7.750%	9/01/27	B–	185,724
273		Republic of Ukraine, 144A	7.750%	9/01/20	B–	269,194
242		Republic of Ukraine, 144A	7.750%	9/01/21	B–	236,303
103		Republic of Ukraine, 144A	7.750%	9/01/22	B–	99,697
103		Republic of Ukraine, 144A	7.750%	9/01/23	B–	98,880
103		Republic of Ukraine, 144A	7.750%	9/01/24	B–	97,850
103		Republic of Ukraine, 144A	7.750%	9/01/25	B–	96,727
228		Republic of Ukraine, 144A	0.000%	5/31/40	B–	68,601
450		Republic of Ukraine, Reg S	7.750%	9/01/19	B–	452,430
105		Republic of Ukraine, Reg S	7.750%	9/01/23	B–	100,800
215		Republic of Ukraine, Reg S	7.750%	9/01/26	B–	201,133
360		Republic of Ukraine, Reg S	7.750%	9/01/27	B–	334,303
100		Republic of Ukraine, Reg S	7.750%	9/01/20	B–	98,606
200		State Savings Bank of Ukraine, Reg S	9.625%	3/20/25	B–	189,000
235		The State Export–Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	9.750%	1/22/25	B–	221,488
		Total Ukraine				2,750,736

32	NUVEEN

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Uruguay – 0.7%

$860		Republic of Uruguay	8.000%	11/18/22	BBB	$1,066,400
35		Republic of Uruguay	7.875%	1/15/33	BBB	44,060
40		Republic of Uruguay	7.625%	3/21/36	BBB	49,854
734		Republic of Uruguay	5.100%	6/18/50	BBB	660,575
		Total Uruguay				1,820,889

		Venezuela – 0.8%

95		Petroleos de Venezuela S.A, Reg S	6.000%	5/16/24	CCC–	36,575
50		Petroleos de Venezuela S.A, Reg S	5.250%	4/12/17	CCC–	45,000
130		Petroleos de Venezuela S.A, Reg S	5.375%	4/12/27	CCC–	48,425
22		Petroleos de Venezuela S.A, Reg S	8.500%	11/02/17	CCC–	17,171
2,217		Petroleos de Venezuela S.A, Reg S	6.000%	11/15/26	CCC–	853,448
140		Petroleos de Venezuela S.A, Reg S	5.500%	4/12/37	CCC–	51,450
65		Republic of Venezuela, Reg S	6.000%	12/09/20	CCC	31,363
55		Republic of Venezuela, Reg S	7.750%	10/13/19	CCC	30,525
500		Republic of Venezuela, Reg S	9.000%	5/07/23	CCC	236,250
600		Republic of Venezuela, Reg S	8.250%	10/13/24	CCC	279,000
895		Republic of Venezuela, Reg S	9.250%	5/07/28	CCC	411,700
		Total Venezuela				2,040,907

		Vietnam – 0.1%

255		Socialist Republic of Vietnam, Reg S	4.800%	11/19/24	BB–	251,138
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $87,917,873)				88,245,485
		Total Long-Term Investments (cost $323,742,899)				353,041,923

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 2.3% (1.6% of Total Investments)

		REPURCHASE AGREEMENTS – 2.3% (1.6% of Total Investments)

$3,723		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $3,723,073, collateralized by $3,795,000 U.S. Treasury Notes, 0.500%, due 4/30/17, value $3,797,778	0.030%	1/03/17		$3,723,061

1,628		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $1,628,102, collateralized by $1,755,000 U.S. Treasury Bonds, 2.750%, due 8/15/42, value $1,665,681	0.030%	1/03/17		1,628,097

331		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $330,651, collateralized by $360,000 U.S. Treasury Bonds, 2.750%, due 11/15/42, value $339,160	0.030%	1/03/17		330,650
$5,682		Total Short-Term Investments (cost $5,681,808)				5,681,808
		Total Investments (cost $329,424,707) – 144.9%				358,723,731
		Borrowings – (45.4)% (12), (13)				(112,400,000)
		Other Assets Less Liabilities – 0.5% (14)				1,308,187
		Net Assets Applicable to Common Shares – 100%				$247,631,918

NUVEEN	33

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2016

Investments in Derivatives as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Barclays Bank PLC	U.S. Dollar	88,951	Euro	85,000	3/15/17	837
Morgan Stanley & Co. LLC	Euro	3,798,000	U.S. Dollar	4,058,467	3/15/17	46,575
State Street Bank and Trust	Colombian Peso	555,117,000	U.S. Dollar	182,400	3/15/17	(275)
State Street Bank and Trust	Peruvian Nuevo Sol	1,088,000	U.S. Dollar	315,591	3/15/17	(5,619)
						$41,518

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Eurex Euro-Bobl	Short	(4)	3/17	$(562,663)	$313	$(5,530)
Eurex Euro-Bund	Short	(5)	3/17	(863,963)	2,303	(13,657)
Eurex Euro-Buxl	Short	(9)	3/17	(1,643,903)	23,476	(27,293)
		(18)		$(3,070,529)	$26,092	$(46,480)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$30,450,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(140,306)	$(543,851)
JPMorgan Chase Bank, N.A.	30,450,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	7/03/17	12/01/20	12/01/22	(295,321)	(882,358)
	$60,900,000								$(435,627)	$(1,426,209)

34	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(12)	Borrowings as a percentage of Total Investments is 31.3%.

(13)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

PIK	All or a portion of this security is payment-in-kind.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

PEN	Peruvian Nuevo Sol

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	35

Statement of Assets and Liabilities	December 31, 2016

Assets
Long-term investments, at value (cost $323,742,899)	$353,041,923
Short-term investments, at value (cost approximates value)	5,681,808
Cash denominated in foreign currencies (cost $102,501)	102,270
Cash collateral at brokers(1)	41,770
Interest rate swaps premiums paid	990,582
Unrealized appreciation on forward foreign currency exchange contracts	47,412
Receivable for:
Dividends	546,464
Interest	1,900,276
Investments sold	3,432,967
Reclaims	83,602
Variation margin on futures contracts	26,092
Other assets	128,836
Total assets	366,024,002
Liabilities
Borrowings	112,400,000
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,894
Interest rate swaps	1,426,209
Payable for investment purchased	3,906,897
Accrued expenses:
Management fees	261,869
Interest on borrowings	151,441
Trustees fees	64,067
Other	175,707
Total liabilities	118,392,084
Net assets applicable to common shares	$247,631,918
Common shares outstanding	19,741,933
Net asset value (“NAV”) per common share outstanding	$12.54
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,419
Paid-in surplus	217,467,821
Undistributed (Over-distribution of) net investment income	(889,865)
Accumulated net realized gain (loss)	2,989,641
Net unrealized appreciation (depreciation)	27,866,902
Net assets applicable to common shares	$247,631,918
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

36	NUVEEN

Statement of Operations	Year Ended December 31, 2016

Investment Income
Dividends (net of foreign tax withheld of $189,037)	$5,297,532
Interest	8,918,107
Total investment income	14,215,639
Expenses
Management fees	3,071,572
Interest expense on borrowings	1,602,663
Custodian fees	245,007
Trustees fees	10,099
Professional fees	71,963
Shareholder reporting expenses	67,017
Shareholder servicing agent fees	1,119
Stock exchange listing fees	7,832
Investor relations expense	51,450
Other	23,383
Total expenses	5,152,105
Net investment income (loss)	9,063,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	18,510,505
Forward foreign currency exchange contracts	258,040
Futures contracts	(317,245)
Options written	141,828
Swaps	5,451
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,022,750)
Forward foreign currency exchange contracts	4,723
Futures contracts	(105,042)
Options written	(38,011)
Swaps	(225,481)
Net realized and unrealized gain (loss)	12,212,018
Net increase (decrease) in net assets applicable to common shares from operations	$21,275,552

See accompanying notes to financial statements.

NUVEEN	37

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$9,063,534	$9,068,445
Net realized gain (loss) from:
Investments and foreign currency	18,510,505	10,821,234
Forward foreign currency exchange contracts	258,040	583,334
Futures contracts	(317,245)	28,559
Options purchased	—	(588)
Options written	141,828	123,452
Swaps	5,451	(6,244)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,022,750)	(18,533,453)
Forward foreign currency exchange contracts	4,723	(28,039)
Futures contracts	(105,042)	58,562
Options written	(38,011)	43,605
Swaps	(225,481)	(1,365,931)
Net increase (decrease) in net assets applicable to common shares from operations	21,275,552	792,936
Distributions to Common Shareholders
From net investment income	(9,601,301)	(16,958,161)
From accumulated net realized gains	(11,719,987)	(3,042,853)
Return of capital	—	(1,488,538)
Decrease in net assets applicable to common shares from distributions to common shareholders	(21,321,288)	(21,489,552)
Capital Share Transactions
Cost of common shares repurchased and retired	(1,025,370)	(927,934)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,025,370)	(927,934)
Net increase (decrease) in net assets applicable to common shares	(1,071,106)	(21,624,550)
Net assets applicable to common shares at the beginning of period	248,703,024	270,327,574
Net assets applicable to common shares at the end of period	$247,631,918	$248,703,024
Undistributed (Over-distribution of) net investment income at the end of period	$(889,865)	$(753,722)

See accompanying notes to financial statements.

38	NUVEEN

Statement of Cash Flows	Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$21,275,552
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(261,176,157)
Proceeds from sales and maturities of investments	266,117,678
Proceeds from (Purchases of) short-term investments, net	13,144,743
Proceeds from (Payments for) cash denominated in foreign currencies, net	(102,501)
Proceeds from (Payments for) closed foreign currency spot contracts	(46,496)
Proceeds from (Payments for) swap contracts, net	5,451
Premiums received (paid) for interest rate swaps	(626,535)
Premiums received for options written	73,039
Cash paid for terminated options written	(262,378)
Capital gain and return of capital distributions from investments	2,031,280
Payment-in-kind distributions	(13,710)
Proceeds from litigation settlement	5,996
Amortization (Accretion) of premiums and discounts, net	450,688
(Increase) Decrease in:
Cash collateral at brokers	(3,191)
Due from broker	58,931
Receivable for dividends	50,729
Receivable for interest	(316,582)
Receivable for investments sold	(2,101,174)
Receivable for reclaims	(41,040)
Receivable for variation margin on futures contracts	(26,092)
Other assets	(13,141)
Increase (Decrease) in:
Payable for investments purchased	237,815
Payable for variation margin on futures contracts	(345)
Accrued management fees	(6,913)
Accrued interest on borrowings	35,187
Accrued Trustees fees	267
Accrued other expenses	28,741
Net realized (gain) loss from:
Investments and foreign currency	(18,510,505)
Options written	(141,828)
Swaps	(5,451)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	6,022,750
Forward foreign currency exchange contracts	(4,723)
Options written	38,011
Swaps	225,481
Net cash provided by (used in) operating activities	26,403,577
Cash Flows from Financing Activities:
Proceeds from borrowings	10,400,000
Repayment of borrowings	(14,500,000)
Increase (Decrease) in cash overdraft denominated in foreign currencies, net	(4,913)
Cash distributions paid to common shareholders	(21,321,288)
Cost of common shares repurchased and retired	(1,025,370)
Net cash provided by (used in) financing activities	(26,451,571)
Net Increase (Decrease) in Cash	(47,994)
Cash at the beginning of period	47,994
Cash at the end of period	—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,415,526

See accompanying notes to financial statements.

NUVEEN	39

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2016	$12.53	$0.46	$0.62	$1.08	$(0.49)	$(0.59)	$—	$(1.08)	$0.01		$12.54	$11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27
2012	11.37	0.45	1.61	2.06	(0.96)	—	(0.04)	(1.00)	—		12.43	11.60

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016	$112,400	$3,203
2015	116,500	3,135
2014	116,500	3,320
2013	116,000	3,206
2012	107,800	3,299

40	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.96%	13.28%	$247,632	2.07%	3.65%	74%
0.39	1.24	248,703	1.91	3.43	49
13.97	13.82	270,328	1.84	3.56	50
11.63	5.63	255,916	1.90	3.35	54
18.45	22.99	247,826	1.95	3.72	50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2016	0.64%
2015	0.47
2014	0.41
2013	0.47
2012	0.53

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	41

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,347,754

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of

42	NUVEEN

amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	43

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last trade price, and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold

44	NUVEEN

without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$47,670,391	$30,455,311	**	$—	***	$78,125,702
Real Estate Investment Trust (REIT) Common Stocks	93,394,936	—		—		93,394,936
Convertible Preferred Securities	2,253,492	2,860,419	**	—		5,113,911
$25 Par (or similar) Retail Preferred	1,124,157	—		—		1,124,157
$1,000 Par (or similar) Institutional Preferred	—	3,343,738		—		3,343,738
Variable Rate Senior Loan Interests	—	83,586,084		—		83,586,084
Corporate Bonds	—	107,910		—		107,910
Emerging Market Debt and Foreign Corporate Bonds	—	88,245,485		—		88,245,485

Short-Term Investments:
Repurchase Agreements	—	5,681,808		—		5,681,808

Investments in Derivatives:
Forward Foreign Currency Exchange Contracts****	—	41,518		—		41,518
Futures Contracts****	(46,480)	—		—		(46,480)
Interest Rate Swaps****	—	(1,426,209)		—		(1,426,209)
Total	$144,396,496	$212,896,064		$—		$357,292,560
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	45

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$10,762,535	3.0%
United Kingdom	10,230,971	2.9
Hungary	7,534,805	2.1
Switzerland	5,439,665	1.5
Brazil	5,171,711	1.4
Netherlands	4,909,274	1.4
Mexico	4,698,187	1.3
Russia	4,667,382	1.3
Argentina	4,428,809	1.2
Japan	4,101,255	1.1
Turkey	4,071,263	1.1
Dominican Republic	4,018,637	1.1
Other	69,329,341	19.4
Total non-U.S. securities	$139,363,835	38.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

46	NUVEEN

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$5,681,808	$(5,681,808)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

NUVEEN	47

Notes to Financial Statements (continued)

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$8,346,356
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	$47,412	Unrealized depreciation on forward foreign currency exchange contracts	$(5,894)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays Bank PLC	$837	$—	$—	$837	$—	$837
Morgan Stanley & Co. LLC	46,575	—	—	46,575	—	46,575
State Street Bank and Trust	—	(5,894)	—	(5,894)	—	(5,894)
Total	$47,412	$(5,894)	$—	$41,518	$—	$41,518
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$258,040	$4,723

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

48	NUVEEN

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,930,282
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(46,480)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(317,245)	$(105,042)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap

NUVEEN	49

Notes to Financial Statements (continued)

contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$60,900,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,426,209)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflect in the cumulative unrealized appreciation (depreciation) present above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,426,209)	$—	$(1,426,209)	$990,582	$339,550	$(96,077)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$5,451	$(225,481)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of

50	NUVEEN

the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(1,128,540)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Price	Options written	$141,828	$(38,011)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/16	Year Ended 12/31/15
Common shares repurchased and retired	(104,500)	(85,500)
Weighted average common share:
Price per share repurchased and retired	$9.79	$10.83
Discount per share repurchased and retired	16.56%	15.60%

NUVEEN	51

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $261,176,157 and $266,117,678, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	511	$71,964
Options written	991	73,039
Options terminated in closing purchase transactions	(138)	(16,554)
Options exercised	(217)	(24,453)
Options expired	(1,147)	(103,996)
Options outstanding, end of period	—	$—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$332,378,756
Gross unrealized:
Appreciation	$39,304,860
Depreciation	(12,959,885)
Net unrealized appreciation (depreciation) of investments	$26,344,975

Permanent differences, primarily due to treatment of notional principal contracts, foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2016, the Fund’s tax year end, as follows:

Paid-in surplus	$(17,775)
Undistributed (Over-distribution of) net investment income	401,624
Accumulated net realized gain (loss)	(383,849)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	5,079,866

52	NUVEEN

The tax character of distributions paid during the Fund’s tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[1]	$12,604,052
Distributions from net long-term capital gains[2]	8,717,236
Return of capital	—

2015
Distributions from net ordinary income[1]	$16,958,161
Distributions from net long-term capital gains	3,042,853
Return of capital	1,488,538
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.
[2]	The Fund designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016, the complex-level fee for the Fund was 0.1625%.

NUVEEN	53

Notes to Financial Statements (continued)

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has entered into a $125,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $112,400,000.

Prior to June 17, 2016, interest was charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) rate plus 0.80% or (b) the Federal Funds rate plus 0.80%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings through the Renewal Date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%.

As of June 17, 2016, Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.85% or (b) the Federal Funds rate plus 0.85%. The Fund also incurred a one-time 0.10% upfront fee based on the maximum commitment amount of the Borrowings. All other terms remained unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $107,560,109 and 1.32%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

54	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JDD
% QDI	21.2%
% DRD	6.1%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	104,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	55

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JPMorgan Government Bond Index-Emerging Markets (GBI-EM): A comprehensive emerging market debt benchmark that tracks local currency bonds issued by Emerging Market governments. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the GBI-EM Global Diversified are identical to those covered by the GBI-EM Global Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Nikkei 225 Stock Average Index: A price-weighted average comprised of Japan’s 225 top-rated Japanese companies linked in the first section of the Tokyo Stock Exchange, excluding ETFs, REITs, preferred equity contribution securities, tracking stocks (on subsidiary dividend) etc other than common stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

56	NUVEEN

Glossary of Terms Used in this Report (Unaudited) (continued)

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

NUVEEN	57

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

58	NUVEEN

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

NUVEEN	59

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

60	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

NUVEEN	61

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

62	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-B-1216D        23207-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2016	$35,690	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2015	$34,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2016	$0	$0	$0	$0
December 31, 2015	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

Security Capital

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Symphony

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments, (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 43 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President’s Call to Service Award, December 2008.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 35 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 29 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).	OTHER ACCOUNTS MANAGED BY SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED– AS OF DECEMBER 31, 2016

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”) Security Capital Research & Management Incorporated (“Adviser”)
(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed
	within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	4	$0.4	2	$0.9	170	$2.5
Kenneth D. Statz	4	$0.4	2	$0.9	170	$2.5
Kevin W. Bedell	4	$0.4	2	$0.9	170	$2.5

(a)(3) Performance Fee Accounts. For each of the categories in column (a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
	performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	—	—	—	—	3	$0.3
Kenneth D. Statz	—	—	—	—	3	$0.3
Kevin W. Bedell	—	—	—	—	3	$0.3

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).	FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2016

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AS OF DECEMBER 31, 2016

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	2	$590	27	$12.55	27	$11.8

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	0	$0	4	$1.86	6	$1.01

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a Partner.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James W. Valone	X

Symphony

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

Gunther Stein, is Chief Investment Officer and Chief Executive Officer at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM
As of 12/31/16

Gunther Stein
(a) RICs
Number of accts	18
Assets	$5.85 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	45
Assets	$10.94 billion
Performance fee accts
Number of accts	5
Assets	$1.65 billion

(c) Other
Non-performance fee accts
Number of accts	9
Assets	$1.09 billion
Performance fee accts
Number of accts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable. Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

James T. Stephenson, CFA, Managing Director, Portfolio Manager and Equity Analyst

Prior to joining NWQ in 2006, Jim spent seven years at Bel Air Investment Advisors, LLC, formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Jim was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Jim received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Thomas J. Ray, CFA, Managing Director, Head of Fixed Income and Fixed Income Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED – AS OF DECEMBER 31, 2016

	James Stephenson		Thomas Ray
(a) RICs
Number of accts	7		10
Assets ($000s)	$598.6 million		$1.7 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	1		2
Assets ($000s)	$1.0 million		$140 million

(c) Other
Non-performance fee accts
Number of accts	91		1807
Assets ($000s)	$113.5 million	*	1.0 billion	**
Performance fee accts
Number of accts	0		0
Assets ($000s)	0		0

* includes approximately $27 million non-discretionary assets as of 12/31/16.

** includes approximately $242 million in model-based and other non-discretionary assets as of 12/31/16.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees which is similar to restricted stock and options, and vests over the next several years. The equity ownership is large in scale, broadly distributed, and has a robust governance structure to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Stephenson	X
Thomas Ray	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2016	54,500	$9.87	54,500	1,855,000
FEBRUARY 1-29, 2016	50,000	$9.71	50,000	1,805,000
MARCH 1-31, 2016	0		0	1,805,000
APRIL 1-30, 2016	0		0	1,805,000
MAY 1-31, 2016	0		0	1,805,000
JUNE 1-30, 2016	0		0	1,805,000
JULY 1-31, 2016	0		0	1,805,000
AUGUST 1-31, 2016	0		0	1,975,000
SEPTEMBER 1-30, 2016	0		0	1,975,000
OCTOBER 1-31, 2016	0		0	1,975,000
NOVEMBER 1-30, 2016	0		0	1,975,000
DECEMBER 1-31, 2016	0		0	1,975,000
TOTAL	104,500

* The registrant’s repurchase program, for the repurchase of 1,995,000 shares, was authorized August 4, 2015. The program was reauthorized for a maximum repurchase amount of 1,975,000 shares on August 3, 2016. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017